Exhibit 99.1

Investor Day Wednesday, December 12, 2018

Jim Mabry Charleston, SC

Agenda 3 11:00 Jim Mabry Introduction EVP 11:15 Robert Hill A New Season CEO 12:00 Greg Lapointe Markets, Commercial Bank President 12:15 Renee Brooks Wealth, Mortgage, Consumer COO 12:30 Lunch 1:15 Jonathan Kivett Credit Commercial CCO 1:30 John Pollok Finance CFO 2:15 Robert Hill Closing Remarks CEO 2:30 Executive Team Q&A

Forward Looking Statements 4 Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. South State Corporation (“South State”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities:(1) the outcome of any legal proceedings instituted against South State or Park Sterling Corporation (“Park Sterling”);(2) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business;(3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;(4) diversion of management’s attention from ongoing business operations and opportunities;(5) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;(6) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document;(7) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity;(8) liquidity risk affecting the bank’s ability to meet its obligations when they come due;(9) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State;(10) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios;(11) transaction risk arising from problems with service or product delivery;(12) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;(13) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition;(14) strategic risk resulting from adverse business decisions or improper implementation of business decisions;(15) reputation risk that adversely affects earnings or capital arising from negative public opinion;(16) terrorist activities risk that results in loss of consumer confidence and economic disruptions;(17) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events;(18) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, with risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions;(19) greater than expected noninterest expenses;(20) excessive loan losses;(21) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame;(22) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters;(23) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (24) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; and (25) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Clarity A New Season Visibility 5

Robert Hill Charlotte, NC

South State Today

8 Guiding Principles & Values

9 Branches

Executive Leadership 10 Robert Hill CEO of South State Corporation John Pollok Chief Financial Officer Renee Brooks Chief Operating Officer Jim Mabry EVP, Investor Relations and M&A Greg Lapointe President of South State Bank Jonathan Kivett Commercial Chief Credit Officer Don Truslow EVP, Risk Management Jack Goettee President of SC & GA

The South State Solution 11

Footprint Market Share 12 Rank Institution Deposits Share 1 Wells Fargo & Co. $ 32.6 18.3% 2 BB&T Corp. 23.2 13.0 3 Bank of America Corp. 22.6 12.7 4 SunTrust Banks Inc. 12.9 7.3 5 First Citizens BancShares Inc. 11.9 6.7 6 South State 11.7 6.6 7 Toronto-Dominion Bank 4.7 2.7 8 United Community Banks Inc. 4.7 2.6 9 Synovus Financial Corp. 4.5 2.5 10 Regions Financial Corp. 3.1 1.8 See Appendix for Footnotes Dollars in Billions

Deep and Dense Footprint 13 I-85 Corridor $ 2.1 Coastal $ 3.8 Central SC / Augusta $ 2.8 Charlotte $ 1.6 See Appendix for Footnotes Deposit Dollars in Billions

Markets 14 • Deep and Dense Footprint • 11.7 Million People • 200,000 Businesses • 700,000 Customers Market Share Rank Banks <$100 Billion 1-2 3-4 >4 • Charlotte • Charleston • Greenville • Savannah • Augusta • Hilton Head • Columbia • Myrtle Beach • Raleigh • Richmond • Wilmington See Appendix for Footnotes

Philosophy for Creating Shareholder Value

Assets 16 Dollars in Billions $0.4 $1.0 $2.2 $3.6 $5.1 $7.9 $8.6 $14.5

$5.62 $51.12 Creating Shareholder Value 17 Cumulative DividendsTBV See Appendix for Footnotes

-150 -100 -50 0 50 100 150 200 250 300 2006 2009 2012 2015 2018 SSB Total Return SSB KRX SNL Southeast U.S. Bank 188% 127% 8% -40% Long-term Returns 18 See Appendix for Footnotes %

19 Branches

Greg Lapointe Charlotte, NC

Consistent and Strong Credit Culture Soundness How we are Positioned to Grow High-growth Footprint Talent Expand Commercial Bank Opportunity 21

22 • Right to Work States • Two of top 10 Busiest Ports • Jasper Ocean Terminal • Strong Infrastructure Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta Economic Highlights

Established Presence in High-growth Markets 23 2.7x 2.3 2.3 2.3 2.0 2.0 1.7x 1.7 1.6 1.3 1.2 MSA Branches Myrtle Beach 10 Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 Augusta 12 Richmond 8 National Average 3.56% Growth >2x Nation Growth 1-2x Nation Population Growth 2019 - 2024 See Appendix for Footnotes

Commercial Bank 24 • 63% of Loans • 43% of Deposits • $2.3 Billion of Deposits in Treasury Relationships Depth • 135 Bankers • 15,000 Lending Relationships • 3,600 Treasury Customers Solutions • Lending • Depository • Cash Management • Interest Rate Risk Advisory • FX • 401(k) Management

2016 2018 Treasury 30 Employees Leading Product Capital Markets In-house Team Component of Large Relationships Process Product Suite Competitive with Large Banks 11 Employees Third Party Lead with Credit Investments 25

Opportunity in Footprint 26 Charlotte Raleigh Richmond 45% Other 55% Businesses Revenue 6,000 $10-50 54,000 1-10 140,000 <1 200,000 See Appendix for Footnotes Dollars in Millions

Charlotte Rock Hill Gastonia Charlotte Opportunity 27 $38 Billion in Deposits South State Bank of America Wells Fargo BB&T See Appendix for Footnotes

Talent 28 Recent Hires Talent Charlotte Charleston Raleigh Richmond Greenville Columbia 2 Middle Market / STI 1 Middle Market / WFC 2 Middle Market / STI, MTB 2 Commercial Bankers / SONA, FTN

Results 29 Publicly-traded Manufacturer Revenue $4,000 Credit 45 Deposits Full Deposit Dollars in Millions Regional Service Company $30 42 Full Treasury National Insurance Provider $100 5 Primary Deposit

Renee Brooks Raleigh, NC

Wealth Consumer Mortgage 31

Overview 32 • 89% of Noninterest income • 37% of Total Loans • 57% of Deposit Balances • 320,000 Households Wealth • $22.6MM Fee Income – 24% of Q3 18 • $5.6B Assets Under Management • 17,700 Customers Mortgage • $11.1MM Fee Income – 9% of Q3 18 • $3.0B Loans • 31,000 Serviced Mortgages Consumer • $63.1MM Fee Income – 56% of Q3 18 • $6.4B Deposits • $1.0B Loans

Wealth 33 • NC/VA Expansion • Deeper Penetration in Established Markets Richmond Augusta Savannah Hilton Head Wilmington Established Market Growth Market Charlotte Charleston Raleigh Greenville Columbia

Mortgage 34 • 85% Purchase • 90% of Servicing Retained • Top 5 Share in Major SC/GA Markets • Opportunity in NC/VA • Digital Expansion & Efficiencies Myrtle Beach Established Market Growth Market Richmond Augusta Savannah Hilton Head Charlotte Charleston Raleigh Greenville See Appendix for Footnotes WilmingtonColumbia

Consumer 35 Growth >2x Nation Growth 1-2x Nation See Appendix for Footnotes • 406,000 Checking Accounts • Opportunity to Deepen Relationships • 71% of Branches in High-growth Markets

Optimization Opportunities 36 • Branch Network • Self-service Options • Process Efficiencies • Data and Analytics 6.6 Million Non-ACH Deposit Transactions In Branch 84% Mobile/ ATM/ RDC 16%

Jonathan Kivett Columbia, SC

Consistent Credit Culture Building for Growth Soundness 38

Continuity of Leadership 39 Consumer Chief Credit Officer 16 / 16 Commercial Chief Credit Officer 9 / 22 Senior Credit Risk Manager 13 / 17 Chief Credit Officer 12 yrs / 20 yrs Senior Credit Officer 15 / 41 Years of Experience South State / Industry

Soundness 40 $48 $78 $73 0.72% 0.72% 0.67% 4Q16 4Q17 3Q18 Past Dues – All Loans (MM) $69 $70 $77 8.09% 4.98% 5.15% 4Q16 4Q17 3Q18 Classified Assets / Capital (MM) $39 $36 $39 0.43% 0.25% 0.27% 4Q16 4Q17 3Q18 NPAs (MM) $644 $265 $1,335 0.05% 0.02% 0.07% 4Q16 4Q17 3Q18 Originated Net Charge Offs (000) *Classified Assets = All OREO/OAO + Originated & ANCI Classified Loans + Originated & ANCI Pass graded CNS/MTG 90D Past Dues **NPAs = All OREO/OAO + Originated & ANCI Non-Accruals + Originated & ANCI 90D Past Dues still AccruingSee Appendix for Footnotes

9.3% 8.2% 6.1% 5.3% 4.3% 2.0% 4.2% 5.7% 5.5% 3.7% 5.2% $79,246 $127,052 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Largest Relationship as a % of Risk Based Capital Average Loan Size $25 $25 $20 $20 $20 $15 $31 $45 $47 $52 $77 Granularity 41 See Appendix for Footnotes Dollars in Millions

Asset Quality and Economic Variables 42 0% 2% 4% 6% 8% 10% 12 % Recession SSB PD % SSB Classified/Loans % SSB NAs/Loans % Southeast Unemployment Rate See Appendix for Footnotes

Lessons Learned 43 12/31/08 9/30/18 Consumer - Owner Occupied 22.3% 31.3% Commercial - Owner Occupied 18.3 18.5 Commercial - Income Producing 14.3 18.9 Commercial – Non Real Estate 10.9 11.5 Construction 8.0 7.9 Land 15.1 2.6 Consumer – Non Real Estate 4.0 5.4 Other Income Producing 7.1 3.9 23.1% 10.5%

Commercial Real Estate 29.3% Consumer 37.0% Commercial 33.7% Concentrations 44 C&LD 10.5% Retail 4.6 Hotel 4.0 Industrial 3.3 Office 3.2 Multifamily 2.6 Mini Storage 1.1 99.5% of Commercial Real Estate is in Footprint See Appendix for Footnotes

195% 227% 222% 219% 212% 80% 91% 88% 83% 76% 3Q17 4Q17 1Q18 2Q18 3Q18 CRE C&LD Capacity 45 $1.3 $0.4 See Appendix for Footnotes Dollars in Billions

Building For Growth 46 Firm Foundation Established Credit Culture Process Improvements Talent Acquisition

John Pollok Richmond, VA

48 Park Sterling Update Profitability Balance Sheet Strength Targets

Accretable Yield 49 • $12.4 million accretion represents 8.7% of 3Q 18 interest income • First recast on Park Sterling in 4Q 18 • Park Sterling credit performance better than anticipated 18.3% 12.5% 9.4% 8.7% 5% 10% 15% 20% 1Q15 4Q15 3Q16 2Q17 1Q18 4Q18 Accretion / Total Interest Income SBFC Merger PSTB Merger SBFC Re-cast PSTB Re-cast See Appendix for Footnotes

Excellent Deposit Account Retention Achieved Planned Cost Saves Deal Charges Below Budget Mid-single Digit EPS Impact 3Q 17 3Q 18 TBV $33.66 $35.37 Park Sterling Scorecard 50 See Appendix for Footnotes

Net Loan Growth 51 $10,623 $10,909 $1,841 4Q17 Runoff / Amortization Production 3Q18 ($1,555) $2,503 $662 Unfunded Park Sterling ($350) Dollars in Millions

Summary Balance Sheet 52 Short-term Investments $ 307 2% Investment Portfolio 1,571 11 Acquired Loans 3,303 23 Non-acquired Loans 7,606 52 Total Loans 10,909 75 Goodwill 1,003 7 Other Assets 732 5 Total Assets $14,522 100% Noninterest-bearing Checking $ 3,157 22% Interest-bearing Checking 2,707 19 Other Interest-bearing 5,740 39 Total Deposits 11,614 80 Fed Funds Purchased and Repurchase Agreements 280 2 Other Borrowings 116 1 Other Liabilities 144 1 Total Liabilities $12,154 84% Shareholder Equity 2,368 16 Total Liabilities & Equity $14,522 100% 9/30/18 See Appendix for Footnotes Dollars in Millions

Core Funding is a Strength 53 10.6% 3.4% Peer Median South State Wholesale Funding Reliance 0.75% 0.50% Peer Median South State Cost of Funds 3Q 18 See Appendix for Footnotes

3Q 2018 Transaction Deposits 54 ~267,000 accountsRelationship Based Avg. Balance $13,000 Avg. Age 10 Years Consumer Digital Banking Online Banking 266,000 users Mobile App 166,000 users Mobile Deposits 875,000 transactions annually Debit Card Annual Transactions 102 million 267,000 $3.2 188,000 $2.7 # of Accounts Dollar Balance Non-interest Checking Interest Checking Dollars in Billions

Margin 55 3.67% 3.65% 3.72% 4.11% 4.22% 4.04% 9/17 12/17 3/18 6/18 9/18 Net Interest Margin 0.47% 0.55% 0.75% 0.17% 0.31% 0.50% 9/17 12/17 3/18 6/18 9/18 Cost of Funds 4.10% 4.14% 4.34% 4.22% 4.49% 4.50% 9/17 12/17 3/18 6/18 9/18 Yield on Earning Assets Closed PSTB Acquisition Peer Median South State See Appendix for Footnotes

3Q 2018 Loans 56 Organic Growth Non-acquired Loans 17% YTD Relationship Driven Top 25 6.9% of Total loans Average Loan Size $127,052 Asset Quality NPAs/Assets 0.27% Non-acquired Charge-offs 0.06% $2.0 $6.2 $2.1 $0.6 By State (Billions) N Carolina S Carolina Georgia Virginia

Loan Characteristics 57 Floaters $2,447 23% Hybrid ARMs $2,059 19% Adjustable $362 3% Fixed $5,978 55% Overall Weighted Average Life of 3 - 4 Years 3Q 18 <1 year 30% 1 - 5 years 34 5+ years 36 Matures or Re-prices Dollars in Millions

Capacity for Operating Leverage Improvement 58 We believe an efficiency ratio of 56-57% is achievable. 3Q 18 59.5% 56.8% 62.3% Peer Median South State Corporation Adjusted GAAP Peer Median See Appendix for Footnotes

Strong and Growing Capital Base 59 13.51% 13.04% 13.32% 13.48% 13.80% 9.36% 9.23% 9.20% 9.45% 9.65% 3Q17 4Q17 1Q18 2Q18 3Q18 Total RBC TCE / TA

Capital Strength Provides Options 60 Organic Growth M&A Dividends Repurchase

Stock Repurchase Plan 61 • 769,000 shares repurchased in 4Q 18 at an average price of $67.37 • 131,000 shares remaining under existing plan • Anticipate authorizing 1,000,000 additional shares for repurchase as part of our 2019 capital plan

Tangible Book Value 62 • Long-term Consistent Growth • Organic Growth • Selective Acquisitions o 3 FDIC o 5 whole bank o 1 branch deal (13) $17.04 $35.37 4Q09 3Q18 See Appendix for Footnotes

Longer-term Targets 63 Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8 - 9% Dividends 25 - 30% Payout ROTCE 16 - 18%

16.72% 15.94% 15.49% 17.60% 17.68% 15.90% 13.54% 13.62% 11.64% 15.06% 15.49% 14.99% 8% 10% 12% 14% 16% 18% 20% 2015 2016 2017 1Q18 2Q18 3Q18 Target Adjusted South State Corporation Adjusted Peer Median Target of 16 – 18% ROTCE 64 See Appendix for Footnotes

A New Season Robert Hill

v 66 Markets Team Opportunity

Q & A

Robert R. Horger 68 Mr. Horger is a partner with the firm of Horger, Barnwell & Reid, LLP located in Orangeburg, South Carolina and has practiced law with the firm since 1975. With 42 years of experience in the legal profession, Mr. Horger has practiced in the fields of litigation, commercial real estate, business law and healthcare law. Presently, he serves as general counsel of the Regional Medical Center of Orangeburg and Calhoun Counties and served as Orangeburg County Attorney. Director of South State since 1991 Chairman of the Board since 1998

Jean E. Davis 69 Ms. Davis, retired as the head of Operations, Technology and e- Commerce of Wachovia Corporation in 2006, a position that she held since 2001. She previously served as the Head of Operations and Technology, Head of Human Resources, Head of Retail Banking, and in several office executive, regional executive and corporate banking roles for Wachovia. Davis brings extensive knowledge of bank operations and technology, human resources, as well as merger due diligence and merger integration experience. Davis served as a director of Park Sterling Corporation from March 2011 until November 30, 2017. Director of South State since December 2017 Member of the Compensation and Governance Committees

Martin B. Davis 70 Mr. Davis is executive vice president of Southern Company Services and chief information officer of Southern Company. Mr. Davis has spent nearly 30 years leading complex technology organizations in highly regulated environments. He most recently served as head of enterprise information technology, executive vice president and chief technology officer at Wells Fargo. He was instrumental in the financial institution’s integration of Wachovia, leading the largest technology integration in the history of U.S. financial services. Davis has served in a wide range of technology leadership roles, including serving as Wachovia’s corporate chief information officer. Director of South State since May 2016 Chair of the Risk Committee and Member of the Audit Committee

Robert R. Hill, Jr. 71 Mr. Hill has been the Chief Executive Officer of South State Corporation since 2004. He has served in various positions since joining the bank in 1995, including Chief Operating Officer and President. He is also a member of the South State Corporation Board of Directors. Chief Executive Officer of South State Corporation Mr. Pollok has been the Chief Financial Officer of South State Corporation since 2012. He has served in various positions since joining the bank in 1996, including Chief Operating Officer, Chief Administrative Officer and Chief Credit Officer. He is also a member of the South State Corporation Board of Directors. Chief Financial Officer John C. Pollok

Renee R. Brooks 72 Ms. Brooks has been Chief Operating Officer of South State Corporation since July 2018. Ms. Brooks has served in various positions since joining the bank in 1996, including Chief Administrative Officer and Chief Risk Officer. Chief Operating Officer Mr. Lapointe has been an executive leader at South State for nine years, most recently as president of the Northern Banking Group. Lapointe has had a 33-year career in banking and has served in various leadership positions for Wells Fargo, Bank of America and South State throughout the Carolinas, Georgia and Virginia. President of South State Bank Greg A. Lapointe

John S. Goettee 73 Mr. Goettee has been an executive leader at South State for 12 years, most recently as president of the Southern Banking Group. Goettee is a 35-year banking veteran and has served in various leadership positions for Bank of America and Wells Fargo throughout the Carolinas and Georgia. President of South Carolina and Georgia Mr. Kivett currently serves as Commercial Chief Credit Officer and has been a member of South State leadership since 2006. He has more than 20 years of experience in banking, including serving in various risk and credit roles for Wells Fargo and South State. He will serve as Chief Credit Officer effective January 1, 2019. Commercial Chief Credit Officer Jonathan S. Kivett

Donald K. Truslow 74 Mr. Truslow, who joined the bank in 2017, has had a 36-year career in banking, including serving as chief risk officer for Wachovia and M&T Bank and, most recently, chief financial officer for Park Sterling Bank. Mr. Truslow's areas of responsibility include risk management, legal and capital markets. EVP, Risk Management Mr. Mabry, who joined the bank in 2015, is also responsible for Corporate Communications, Marketing and Wealth. He began his career in 1983 with the investment banking firm of Keefe, Bruyette & Woods, Inc. in New York, where he last directed the firm’s Southeastern U.S. activities in mergers and acquisitions, strategic advisory and capital markets assignments for banking companies. EVP, Investor Relations and Mergers/Acquisitions James C. Mabry IV

Non-GAAP to GAAP Reconciliation

Please reference company filings for prior period data

	Quarter Ended				
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Pre-tax, Pre-provision Operating Earnings (6)					
Net income (GAAP)	$47,082	$40,459	$42,326	$2,421	$35,046
Provision for loan losses (1)	3,117	4,478	2,454	3,808	2,062
Provision for income taxes	11,425	11,031	11,285	13,983	17,677
Provision for income taxes - Deferred Tax Asset Write-Off	(1,602)	613	-	26,558	-
Pre-tax, pre-provision income	60,022	56,581	56,065	46,770	54,785
Other-than-temporary impairment (OTTI)	--	--	--	--	--
Securities gains (losses), net	11	641	--	(33)	(525)
Merger and branch consolidation related expense	4,476	14,096	11,296	17,621	1,551
FDIC LSA Early Termination	--	--	--	--	--
Pre-tax, pre-provision operating earnings (non-GAAP)	$64,509	$71,318	$67,361	$64,358	$55,811
Operating Return of Average Assets (3)					
Operating return on average assets (non-GAAP)	1.33%	1.45%	1.44%	1.33%	1.28%
Effect to adjust for FDIC LSA early termination	0.00	0.00	0.00	0.00	0.00
Effect to adjust for securities gains (losses), net	0.00	-0.01	0.00	0.00	0.01
Effect to adjust for Provision - Net Deferred Tax Write-Off	0.04	-0.02	0.00	-0.85	0.00
Effect to adjust for merger and branch consolidation related expenses	-0.09	-0.30	-0.25	-0.40	-0.04
Return on average assets (GAAP)	1.28	1.12	1.19	0.08	1.25
Operating Return of Average Common Equity (3)					
Operating return on average equity (non-GAAP)	8.23	9.06	8.98	8.75	8.73
Effect to adjust for FDIC LSA early termination	0.00	0.00	0.00	0.00	0.00
Effect to adjust for securities gains (losses), net	0.00	-0.09	0.00	0.00	0.09
Effect to adjust for Provision - Net Deferred Tax Write-Off	0.27	-0.11	0.00	-5.62	0.00
Effect to adjust for merger and branch consolidation related expenses	-0.61	-1.90	-1.57	-2.62	-0.25
Return on average common equity (GAAP)	7.89	6.96	7.41	0.51	8.57
Operating Return of Average Equity (3)					
Operating return on average equity (non-GAAP)	8.23	9.06	8.98	8.75	8.73
Effect to adjust for FDIC LSA early termination	0.00	0.00	0.00	0.00	0.00
Effect to adjust for securities gains (losses), net	0.00	-0.09	0.00	0.00	0.09
Effect to adjust for Provision - Net Deferred Tax Write-Off	0.27	-0.11	0.00	-5.62	0.00
Effect to adjust for merger and branch consolidation related expenses	-0.61	-1.90	-1.57	-2.62	-0.25
Return on average equity (GAAP)	7.89	6.96	7.41	0.51	8.57
Return on Average Common Tangible Equity					
Return on average common tangible equity (non-GAAP)	15.29	13.79	14.69	1.59	14.93
Effect to adjust for intangible assets	-7.40	-6.83	-7.28	-1.08	-6.36
Return on average common equity (GAAP)	7.89	6.96	7.41	0.51	8.57

75

SOUTH STATE

Non-GAAP to GAAP Reconciliation

Please reference company filings for prior period data

	Quarter Ended				
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Operating Return on Average Common Tangible Equity					
Operating return on average common tangible equity (non-GAAP)	15.90%	17.68%	17.60%	15.83%	15.21%
Effect to adjust for FDIC LSA early termination	0.00	0.00	0.00	0.00	0.00
Effect to adjust for securities gains (losses)	0.00	-0.09	0.00	0.00	0.09
Effect to adjust for Provision - Net Deferred Tax Write-Off	0.27	-0.11	0.00	-5.62	0.00
Effect to adjust for merger and branch consolidation related expenses	-0.61	-1.91	-1.56	-2.63	-0.25
Effect to adjust for intangible assets	-7.67	-8.61	-8.63	-7.07	-6.48
Return on average common equity (GAAP)	7.89	6.96	7.41	0.51	8.57
Return on Average Tangible Equity (10)					
Return on average tangible equity (non-GAAP)	15.29	13.79	14.69	1.59	14.93
Effect to adjust for intangible assets	-7.40	-6.83	-7.28	-1.08	-6.36
Return on average equity (GAAP)	7.89	6.96	7.41	0.51	8.57
Operating efficiency ratio (13)					
Operating efficiency ratio	59.53	57.26	60.04	56.29	57.64
Effect to adjust for merger and branch consolidation related expenses	2.78	8.37	6.63	11.72	1.15
Efficiency ratio (Tax Equivalent)	62.31	65.63	66.67	68.01	58.79
Tangible Book Value Per Common Share (10)					
Tangible book value per common share (non-GAAP)	$35.37	$34.64	$34.05	$33.61	$33.66
Effect to adjust for intangible assets	29.12	29.13	29.09	29.20	22.13
Book value per common share (GAAP)	$64.49	$ 63.77	$63.14	$62.81	$55.79
Tangible Common Equity-to-Tangible Assets					
Tangible common equity-to-tangible assets (non-GAAP)	9.65	9.45	9.20	9.23	9.36
Effect to adjust for intangible assets	6.66	6.67	6.61	6.73	5.26
Common equity-to-assets (GAAP)	16.31	16.12	15.81	15.96	14.62
Tangible Equity-to-Tangible Assets (10)					
Tangible equity-to-tangible assets (non-GAAP)	9.65	9.45	9.20	9.23	9.36
Effect to adjust for intangible assets	6.66	6.67	6.61	6.73	5.26
Equity-to-assets (GAAP)	16.31	16.12	15.81	15.96	14.62

76

SOUTH STATE

Non-GAAP to GAAP Reconciliation

Please reference company filings for prior period data

	December 31, 2017	December 31, 2016	December 31, 2015
Pre-tax, Pre-provision Operating Earnings			
Net income (GAAP)	$87,554	$101,282	$99,473
Provision for loan losses	11,890	6,819	5,864
Provision for income taxes	54,693	52,760	50,902
Provision for income taxes - Deferred Tax Asset Write-Off	26,558	--	--
Pre-tax, pre-provision income	180,695	160,861	156,239
Other-than-temporary impairment (OTTI)	--	--	489
Securities gains (losses), net	(668)	(122)	--
Merger and branch consolidation related expense	44,503	8,081	6,945
FDIC LSA Early Termination	--	4,427	--
Pre-tax, pre-provision operating earnings (non-GAAP)	$224,530	$173,247	$163,673
Operating Return of Average Assets			
Operating return on average assets (non-GAAP)	1.28%	1.26%	1.27%
Effect to adjust for FDIC LSA early termination	0.00	-0.03	0.00
Effect to adjust for securities gains (losses), net	0.00	0.00	0.00
Effect to adjust for Provision - Net Deferred Tax Write-Off	-0.23	0.00	0.00
Effect to adjust for merger and branch consolidation related expenses	-0.28	-0.07	-0.06
Return on average assets (GAAP)	0.77	1.16	1.21
Operating Return of Average Common Equity			
Operating return on average equity (non-GAAP)	8.71	9.97	10.15
Effect to adjust for FDIC LSA early termination	0.00	-0.27	0.00
Effect to adjust for securities gains (losses), net	0.03	0.01	-0.03
Effect to adjust for Provision - Net Deferred Tax Write-Off	-2.13	0.00	0.00
Effect to adjust for merger and branch consolidation related expenses	-1.35	-0.54	-0.45
Return on average common equity (GAAP)	5.26	9.17	9.67
Operating Return of Average Equity			
Operating return on average equity (non-GAAP)	8.71	9.97	10.15
Effect to adjust for FDIC LSA early termination	0.00	-0.27	0.00
Effect to adjust for securities gains (losses), net	0.03	0.01	-0.03
Effect to adjust for Provision - Net Deferred Tax Write-Off	-2.13	0.00	0.00
Effect to adjust for merger and branch consolidation related expenses	-1.35	-0.54	-0.45
Return on average equity (GAAP)	5.26	9.17	9.67
Return on Average Common Tangible Equity			
Return on average common tangible equity (non-GAAP)	9.63	14.72	15.97
Effect to adjust for intangible assets	-4.37	-5.55	-6.30
Return on average common equity (GAAP)	5.26	9.17	9.67

77
SOUTH STATE

Non-GAAP to GAAP Reconciliation 78 Please reference company filings for prior period data December 31, December 31, December 31, 2017 2016 2015 Operating Return on Average Common Tangible Equity Operating return on average common tangible equity (non-GAAP) 15.49% 15.94% 16.72% Effect to adjust for FDIC LSA early termination 0.00 -0.27 0.00 Effect to adjust for securities gains (losses) 0.03 0.01 -0.03 Effect to adjust for Provision - Net Deferred Tax Write-Off -2.13 0.00 0.00 Effect to adjust for merger and branch consolidation related expenses -1.89 -0.54 -0.45 Effect to adjust for intangible assets -6.24 -5.97 -6.57 Return on average common equity (GAAP) 5.26 9.17 9.67 Return on Average Tangible Equity Return on average tangible equity (non-GAAP) 9.63 14.72 15.97 Effect to adjust for intangible assets -4.37 -5.55 -6.30 Return on average equity (GAAP) 5.26 9.17 9.67 Operating efficiency ratio Operating efficiency ratio 59.16 62.89 62.64 Effect to adjust for merger and branch consolidation related expenses 7.91 1.27 1.55 Efficiency ratio (Tax Equivalent) 67.07 64.16 64.19 Tangible Book Value Per Common Share Tangible book value per common share (non-GAAP) $33.61 $31.22 $27.88 Effect to adjust for intangible assets 29.20 15.60 15.96 Book value per common share (GAAP) $62.81 $46.82 $43.84 Tangible Common Equity-to-Tangible Assets Tangible common equity-to-tangible assets (non-GAAP) 9.23 8.88 8.24 Effect to adjust for intangible assets 6.73 3.87 4.14 Common equity-to-assets (GAAP) 15.96 12.75 12.38 Tangible Equity-to-Tangible Assets Tangible equity-to-tangible assets (non-GAAP) 9.23 8.88 8.24 Effect to adjust for intangible assets 6.73 3.87 4.14 Equity-to-assets (GAAP) 15.96 12.75 12.38

Footnotes 79 Page 12 Data per S&P Global Market Intelligence. Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions 13 Data per S&P Global Market Intelligence. Deposit Data as of 6/30/18. Markets include the following MSAs: Charlotte: Charlotte-Concord-Gastonia, NC-SC I-85 Corridor: Greenville-Anderson-Mauldin SC, Greenwood SC, Spartanburg SC, Cornelia GA, Jefferson GA, Gainesville GA, Athens-Clarke County GA Central SC / Augusta: Columbia SC, Florence SC, Orangeburg SC, Augusta-Richmond County GA-SC Coastal: Charleston-North Charleston SC, Savannah GA, Hilton Head Island-Bluffton-Beaufort SC, Myrtle Beach-Conway-North Myrtle Beach SC-NC, Georgetown SC, Wilmington NC 14 Population and Business count data per Bancography. Market Ranking data per S&P Global Market Intelligence. Deposit Data as of 6/30/18. Rankings exclude all banks with >$100 Billion total assets as of 12/1/18. Excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. 17 Data per Company filings. TBV refers to Tangible Book Value per Share and is a Non-GAAP financial measure. Please refer to the Non-GAAP to GAAP Reconciliation beginning on page 75. 18 Data per S&P Global Market Intelligence. Data as of 12/1/18. 23 Data per S&P Global Market Intelligence. 26 Data per Bancography. 27 Data per S&P Global Market Intelligence. Deposit Data as of 6/30/18. Excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. 34 Market share data per HMDA filings. Major Markets include Charleston, Greenville/Spartanburg, Myrtle Beach, and Hilton Head SC, Augusta and Savannah GA. 35 Market Growth Data per S&P Global Market Intelligence. High-growth markets include the following MSA's: Myrtle Beach-Conway-North Myrtle Beach SC-NC, Charleston-North Charleston SC, Hilton Head Island-Bluffton-Beaufort SC, Raleigh NC, Charlotte-Concord-Gastonia, NC-SC, Wilmington NC, Greenville-Anderson-Mauldin SC, Savannah GA, Columbia SC, Augusta-Richmond County GA-SC, Richmond VA 40 Data per Company Filings and S&P Global Market Intelligence Classified Assets / Capital: All OREO/OAO + Originated & ANCI Classified Loans + Originated & ANCI Pass graded CNS/MTG 90 Day Past Dues NPAs: All OREO/OAO + Originated & ANCI Non-Accruals + Originated & ANCI 90 Day Past Dues still Accruing 41 Largest Relationship as a % of Risk Based Capital calculated by dividing the largest total relationship as of 12/31 for years prior to 2018 and as of 9/30/2018 in the chart by total bank-level Risk Based Capital.

Footnotes 80 Page 42 Data per Company filings and S&P Global Market Intelligence. PD refers to 90 Day Past Dues. Unemployment data per the Bureau of Labor Statistics. 44 Data as of 9/30/18. Commercial loans include Commercial Owner Occupied Real Estate. 45 As of 9/30/18. CRE Capacity calculated based on 300% of total Bank Risk Based Capital. C&LD Capacity calculated based on 100% of Bank Risk Based Capital. 49 SBFC refers to Southeastern Bank Financial Corporation. PSTB refers to Park Sterling Corporation. 50 TBV refers to Tangible Book Value per Share and is a Non-GAAP financial measure. Please refer to the Non-GAAP to GAAP Reconciliation beginning on page 75. 52 Data per Company filings. 53 Data per S&P Global Market Intelligence. Peer Group consists of the following banks: BANC, BANR, BHLB, BOH, BXS, CATY, CBU, CHFC, FCB, FIBK, FMBI, FULT, GBCI, HOMB, HTLF, MBFI, ONB, OZK, PNFP, RNST, SFNC, TRMK, UBSI, UCBI, UMBF, WSBC Reliance on Wholesale Funding calculated as [(Total borrowings) + (Brokered Deposits)] / [(Total borrowings) + (Total Deposits)] Cost of Funds calculated as interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities 55 Data per S&P Global Market Intelligence. Peer Group consists of the following banks: BANC, BANR, BHLB, BOH, BXS, CATY, CBU, CHFC, FCB, FIBK, FMBI, FULT, GBCI, HOMB, HTLF, MBFI, ONB, OZK, PNFP, RNST, SFNC, TRMK, UBSI, UCBI, UMBF, WSBC 58 Source: S&P Global Market Intelligence. Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses and securities gains or losses. Please refer to the Non-GAAP to GAAP Reconciliation beginning on page 75. Peer Group consists of the following banks: BANC, BANR, BHLB, BOH, BXS, CATY, CBU, CHFC, FCB, FIBK, FMBI, FULT, GBCI, HOMB, HTLF, MBFI, ONB, OZK, PNFP, RNST, SFNC, TRMK, UBSI, UCBI, UMBF, WSBC 62 TBV refers to Tangible Book Value per share and is a Non-GAAP financial measure. Please refer to the Non-GAAP to GAAP Reconciliation beginning on page 75. 63 ROTCE refers to Return on Tangible Common Equity and is a Non-GAAP financial measure. Please refer to the Non-GAAP to GAAP Reconciliation beginning on page 75. 64 Data per S&P Global Market Intelligence. Peer Group consists of the following banks: BANC, BANR, BHLB, BOH, BXS, CATY, CBU, CHFC, FCB, FIBK, FMBI, FULT, GBCI, HOMB, HTLF, MBFI, ONB, OZK, PNFP, RNST, SFNC, TRMK, UBSI, UCBI, UMBF, WSBC ROTCE refers to Return on Tangible Common Equity and is a Non-GAAP financial measure. Please refer to the Non-GAAP to GAAP reconciliation beginning on page 75.